UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23111

Miller/Howard Funds Trust
(Exact name of registrant as specified in charter)

10 Dixon Avenue
Woodstock, NY 12498
(Address of principal executive offices) (Zip code)

Catherine Johnston
Miller/Howard Investments, Inc.

10 Dixon Avenue
Woodstock, NY 12498
(Name and address of agent for service)

(845) 679-9166

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Item 1. Reports to Stockholders.

Miller/Howard FUNDS TRUST

Annual Report
October 31, 2019

* Please see first page of the report for important information regarding future delivery of shareholder reports.

Advised by MHI Funds, LLC

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Fund by calling 1-844-MHFUNDS or by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with a Fund, calling 1-844-MHFUNDS to let the Fund know of your request. Your election to receive in paper will apply to all funds held in your account.

Table of Contents

1	Income-Equity Fund Shareholder Letter
8	Drill Bit to Burner Tip® Fund Shareholder Letter
15	Expense Example
17	Income-Equity Fund Allocation of Portfolio Investments
18	Income-Equity Fund Schedule of Investments
21	Drill Bit to Burner Tip® Fund Allocation of Portfolio Investments
22	Drill Bit to Burner Tip® Fund Schedule of Investments
24	Statements of Assets and Liabilities
25	Statements of Operations
26	Statements of Changes in Net Assets
27	Financial Highlights
31	Notes to Financial Statements
43	Report of Independent Registered Public Accounting Firm
45	Additional Information
47	Trustees and Officers
50	Privacy Policy
51	Board Consideration and Approval of Investment Advisory Agreement

October 31, 2019 | Annual Report

Dear Shareholders,

Thank you for investing in the Miller/Howard Income-Equity Fund (the “Fund”). Our goal for this Fund is to provide a competitive level of income coupled with the potential for capital appreciation to our Shareholders. We apply rigorous fundamental financial analysis to stock selection, looking for candidates that we believe exhibit strong dividend prospects and have the potential to raise those dividends in the future. All investments in the Fund are also reviewed by the Adviser for adherence to various environmental, social, and governance (ESG) criteria.

Market Summary1

During the Fund’s fiscal year period—November 1, 2018 through October 31, 2019—the broad equity market rose. The S&P 500 Index gained +14.3% and the Russell 1000 Index gained +14.2%, but it was a bumpy ride. Markets sharply corrected in December 2018 but rebounded in the first quarter of 2019, followed by an upswing in market uncertainty and investor negativity despite relatively benign broad market performance.

The Russell 1000 Growth Index ended the period ahead, gaining +17.1%, while the Russell 1000 Value Index returned +11.2%. Performance of dividend stocks was mixed. The NASDAQ US Broad Dividend Achievers Index, composed of stocks with long-term historic dividend growth, outperformed the broad market indices—the S&P 500 Index and Russell 1000 Index—with a gain of +15.8%. The Dow Jones US Select Dividend Index, composed of stocks with high dividend yields, lagged the broad market indices with total returns of +10.7%.

The first quarter of 2019 saw an inverted yield curve, thought by many to be a precursor of a recession, and was followed by an upswing in investor negativity. This negativity resulted in investors fleeing toward assets viewed as safe harbors. Demand for bonds surged, sending the rate on the 10-year Treasury bond below 1.5% at the end of August, only rebounding somewhat by the end of 2019’s third quarter. Equity investors then ran in two different directions: toward bond proxies such as utilities and real estate, and toward growth stocks whose fates are viewed as not depending on economic cycles.

[1]	Returns illustrated reflect the total return with dividends reinvested sourced from Bloomberg.

1	Annual Report | October 31, 2019

More than 30 years ago, when we first wrote about dividend investing compared to fixed income, we simply assumed that the starting yield for a dividend portfolio would be 1–2 percentage points lower than bond yields (and this was at a time of bond yields much higher than today). We also assumed that it would take 4–5 years of dividend growth before one’s yield on original investment would equal the bond yield—then surpass it over time as dividends continued to grow. But today, the average dividend yield is 1 percentage point higher than that for bonds, not lower. So in the race for income over time, it is something like starting a 5-mile race with a 4-mile lead!

We believe that this is a ripe moment for dividend investors. The last time stock yields were clearly much higher than bond yields was in 2008 and its aftermath, when stock yields were temporarily elevated because stocks declined, and bond yields were suppressed due to the Fed lowering rates.

Portfolio Performance

During the Fund’s fiscal year period from November 1, 2018 to October 31, 2019, the Fund’s Class I shares returned +10.7% on net asset value per share (NAV) and the Fund’s Adviser Share Class shares returned +10.4% on NAV. The Fund underperformed its benchmark, the Russell 1000 Index, which gained +14.2%.

Looking at performance of Dow Jones US Select Dividend Index versus the NASDAQ US Broad Dividend Achievers Index, the highest-yielding stocks underperformed in the period. The underperformance of high-yielding stocks was a headwind for our investment process of searching for stocks that have the potential to provide a yield that exceeds the rate of inflation over time, and that consistently increase their distributions. Our significant overweight allocation to these stocks relative to the Russell 1000 Index detracted from the Fund’s performance.

Since our founding, our approach has been to search for companies that have offered good dividend yields coupled with the prospect of dividend growth over time. We focus on those with strong balance sheets and solid business models that should allow them to continue paying dividends even in the face of an economic slowdown.

The top contributors to Fund returns during the period were varied. Target (TGT), increasingly seen as a leader in the difficult retailing sector, was the Fund’s top contributor. In August 2019, the company reported an extremely strong quarter. Target’s EPS was $0.20 better-than-expected (and +24% year-over-year), revenues beat expectations, same-store sales were better-than-expected, digital comparable sales were up +34% year-over-year, and better-than-expected gross profit margin was above expectations. In addition, management raised fiscal year 2020 guidance. The second largest contributor was semiconductor manufacturing company KLA (KLAC), which saw a run-up in its stock price that compressed its dividend yield; we sold the company as it fell below our yield threshold.

However, retailer Kohl’s (KSS), disappointed and weighed on Fund returns during the fiscal year period. We bought KSS because of its high dividend coverage and opportunities for new partnerships, but a sudden loss of fundamental momentum led us to exit our position in July

October 31, 2019 | Annual Report	2

2019. Occidental Petroleum (OXY) detracted due to a negative reaction to its second quarter 2019 earnings report, but we believe this reaction was misplaced and remain confident in its growth prospects.

As said previously, we pursue companies that we believe are likely to increase dividends in the future. During the reporting period, 79.4% of our stocks declared dividend increases, with individual increases averaging about 8.7% growth year-over-year, excluding special dividends, on an unweighted basis. We believe our approach of accepting lower starting yields while looking for higher expected dividend growth as compensation, without increasing balance sheet and coverage risks in pursuit of higher yields, will be rewarded as more investors begin to see things our way. For one, we saw numerous double-digit dividend increases following the Federal Reserve’s stress tests earlier this year.

Looking Ahead

After actively repositioning the portfolio away from low growth/high yield “bond surrogates” in the first half of 2018, we think the Fund is well-positioned for the current environment. We aren’t venturing too far out on the risk curve, and we continue to marginally favor high dividend growth over high dividend yield, because high-yielding stocks have become more difficult to find.

Following nearly four decades of “bond plenty” for investors, the dark side of the moon has been obscured. But it is still there. When rates rise, bond prices must fall. It’s just math. The impact on stocks–or metals or commodities or real estate– isn’t fixed, it’s variable. Fixed income, though, correlates directly with prevailing interest rates.

Should long-term investors assume that bonds will induce losses in the years to come? Inflation has always come, whatever the reason. At that change point, the pain of negative real interest rates will drive the yields of various bonds higher and prices lower. Because yields are set when bonds are issued, bonds are challenged to compete due to their reduction in purchasing power that they will “provide”.

At Miller/Howard, we believe that focusing on income production, rather than being distracted by the market noise, allows one to pursue long-term results and avoid running to one side of the ship and then the other. Income production, as a driver of long-term return, may help neutralize the inevitable fears and uncertainties that arise when investing. Investing in stocks that recently paid dividends and grown their dividends over time helps keep the focus on longer-term goals than next quarter or next year.

As always, we are bottom-up investors and are driven to go where we find prospects for dividend yield, potential dividend growth, and financial strength. We continue to believe that what matters most in the Fund’s portfolio is reliable income generation, and growth of that income over time, and are committed to delivering on that belief on behalf of our Shareholders.

3	Annual Report | October 31, 2019

We thank our Shareholders for your participation and appreciate your continued support.

Sincerely,

Lowell G. Miller
Chairman of the Board

October 31, 2019 | Annual Report	4

IMPORTANT DISCLOSURES AND RISKS

The views expressed in this report reflect those as of the date this is written and may not reflect the author’s views on the date this report is first published or anytime thereafter. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The net asset value of the Fund will fluctuate with the value of the underlying securities.

Performance data quoted represents past results. Past performance is no guarantee of future results. This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

An investment in the Miller/Howard Income-Equity Fund is subject to risk, including the possible loss of principal. Fund risks include, but are not limited to, the following: Non-US markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in non-US markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. These additional risks may be heightened for securities of companies located in, or with significant operations in emerging market countries.

Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. The Fund may be exposed to liquidity risk that effect the Fund’s ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. The Fund invests in small and medium size companies, which carry greater risk than with larger, more established companies.

MLP entities are typically focused in the energy, natural resources, and real estate sectors of the economy. A downturn in the energy, natural resources, or real estate sectors of the economy could have an adverse impact on the Fund. Changes to current tax law and regulations could affect the treatment of distributions, including (but not limited to) ordinary income, capital gains or return of capital.

Bps stands for basis points. 1 bps = 1/100 of a percentage point.

Dow Jones US Select Dividend Index aims to represent the US’s leading stocks by dividend yield.

Russell 1000 Index® measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index® and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index® represents approximately 92% of market capitalization of the US market.

Russell 1000 Growth Index is comprised of large- and mid-cap U.S. equities that show characteristics of growth. These characteristics of growth include higher price-to-book ratios and higher forecasted growth.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

5	Annual Report | October 31, 2019

NASDAQ US Broad Dividend Achiever Index is a market cap index composed of stocks that have been selected annually based on stocks of companies that have historically increased and paid dividends annually and are listed on AMEX, NYSE, or NASDAQ.

The Standard & Poor’s 500 Index (“S&P 500 Index”) is a capitalization-weighted index of 500 widely held common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

One cannot invest directly in an index.

October 31, 2019 | Annual Report	6

Performance and Statistics

Miller/Howard Income-Equity Fund

October 31, 2019 (Unaudited)

Total Returns
October 31, 2019 (Unaudited)
	1 Year	5 Year	Since Inception	Inception Date
Class I	10.73%	n/a	7.86%	12/31/15
Adviser Class	10.39%	n/a	7.57%	12/31/15
Russell 1000 Total Return Index	14.15%	n/a	13.00%	12/31/15

Performance data quoted is past performance and is no guarantee of future results. Investment returns may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be higher or lower than the performance data shown. Returns for one year or less are not annualized. For the most recent month-end performance, please call (845) 679-9166. As of the current prospectus supplemented on March 29, 2019, the Fund’s total expense ratio (gross) is 1.32% and 1.68% for the Institutional and Adviser shares, respectively. MHI Funds, LLC has contractually agreed, until at least February 28, 2021, to waive its fees or to cap the Fund’s expenses (net) to 0.78% and 1.03%, for the Class I and Adviser shares, respectively.

The Russell 1000 Index is an index of approximately 1,000 of the largest companies in the U.S. equity markets, comprises over 90% of the total market capitalization of all listed U.S. stocks, and is considered a bellwether index for large cap investing. One cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

7	Annual Report | October 31, 2019

Dear Shareholders,

Thank you for investing in the Miller/Howard Drill Bit to Burner Tip Fund® (the “Fund”). Our goal is to provide our Shareholders with positive risk-adjusted total return while maintaining comprehensive exposure to the North American shale energy renaissance. We invest in stocks that we believe to be leaders in their respective niches across the energy value chain, that appear to us to possess underappreciated value-generating assets, and/or that face temporarily weak sentiment despite sturdy underlying fundamentals.

The Fund remains rooted in a belief that the North American shale energy revolution is, first and foremost, a technological revolution. As a result, the primary long-term beneficiaries of these developments will include not only traditional participants, such as those engaged in the production and transportation of oil and gas, but those facilitating the growth of the industry or providing products and services that could benefit from rising production and consumption of US-sourced oil and natural gas.

While the Fund’s investments include companies engaged in the natural gas, oil, natural gas liquids, and refined fuel products industries, there is a special emphasis on natural gas, the cleanest burning fossil fuel, which is relatively abundant and inexpensive to produce in the United States. As a consequence of these qualities, demand for natural gas is generally expected to rise over coming decades.

Market Summary1

During the Fund’s fiscal annual period—November 1, 2018 through October 31, 2019—the broad equity market rose. The S&P 500 Index gained +14.3%, but it was a bumpy ride. Markets sharply corrected in December 2018, rebounded in the first quarter of 2019, and continued to oscillate in the remaining two quarters.

The Energy sector significantly lagged the broad market, with the S&P Composite 1500 Energy Index posting returns of -14.2% during the fiscal annual period. West Texas Intermediate (WTI) crude oil began the fiscal annual period at $65.31/bbl and ended the period at $54.02/bbl. A sharp correction in December 2018 brought the price of WTI down to $42.53 on December 24th. While oil prices recovered somewhat during the first quarter market rebound, prices fell in the

[1]	Returns illustrated reflect the total return with dividends reinvested sourced from Bloomberg.

October 31, 2019 | Annual Report	8

subsequent quarters. Henry Hub Natural Gas started the fiscal annual period at $3.31/MMBtu and closed at $2.73/MMBtu on October 31, 2019—a decline of -17.5% over the twelve-month period.

US oil and gas drilling activity fell in response to worsening market sentiment and commodity price volatility. During the fiscal annual period, the US natural gas rig count decreased from 193 to 133, a decline of -31.1%. Over the same period, the US crude oil rig count also fell from 875 to 696, a -20.5% decrease.2

Portfolio Performance

For the fiscal annual period, the Fund’s Class I shares net asset value (NAV) fell -9.2% and Adviser Share Class net asset value (NAV) were down -9.4%. Returns exceeded the S&P 1500 Energy Index, which returned -14.2%. The S&P 1500 Energy Index is dominated by the global supermajor peers – companies outside the Fund’s investment universe. The Fund’s exposure to Midstream contributed to relative outperformance, as did the diversification of the Fund to companies outside of the traditional energy sector. The Fund underperformed its blended benchmark3 which fell -8.2% during the fiscal annual period. From a tactical allocation perspective, the Fund’s relative returns versus the custom blended benchmark were driven by the Fund’s overweight to the Upstream bucket.

Within the Upstream bucket, long-time holding Anadarko Petroleum (APC) was the top contributor to the Fund’s performance during the annual period by a wide margin, but Occidental Petroleum (OXY) and Callon Petroleum (CPE) detracted. In March, we increased our position in APC as its valuation spread was historically wide compared to its peers. In April, Chevron (not held during the fiscal year period) and Occidental Petroleum entered into a bidding war to purchase APC, providing a significant boost for APC; the stock was up over 55% from April 11th (the day prior announcement) to April 30th. Occidental Petroleum declined following its APC bid, but we continue to believe the macro backdrop is positive for the company as OXY has some of the best acreage in the Permian Basin. Callon Petroleum declined during this period of extreme crude oil price volatility. We increased our position following the sell-off as Callon possesses excellent acreage in the Permian Basin.

The Midstream bucket performed well during the fiscal annual period, and our overweight to the group drove much of the Fund’s absolute performance. Enbridge (ENB) was the top contributor in this category. In mid-2018, ENB announced that it would simplify its corporate structure, divest non-core businesses, and deleverage its balance sheet. The company has performed well since announcing strong earnings per share and a 10% dividend increase in the first quarter of 2019. Enbridge expects to increase its dividend by another 10% in 2020. Also within the Midstream bucket, Kinder Morgan (KMI) contributed as the company continues to implement its program of strong coverage, self-funded growth capital expenditure, and deleveraging. With the federal government working on reducing the trade deficit, and a view that energy exports are a key tool to narrow the gap, we see potential for volume growth that should benefit the Midstream.

[2]	Source: Bloomberg

[3]	Blended Benchmark – see Important Disclosures and Risks – pages 12 & 13

9	Annual Report | October 31, 2019

In the Downstream bucket, refining and marketing company Valero Energy (VLO) was the top contributor. We bought the company in May, as sentimental headwinds had pushed its valuation to a near decade low despite strong underlying financials. Turning to the Enablers and Potential Beneficiaries bucket, specialty contractor Quanta Services (PWR) was the top contributor. We bought the company early in 2018 due to its attractive valuation, strong backlog, and excellent capital stewardship. After outperforming in 2018, Quanta’s shares appeared fairly valued and the company had not diversified away from long haul pipeline contracting, which is expected to slow post 2020. We exited the position in February to make room for new ideas.

Tactical positioning did not change dramatically over the period. Relative to the blended benchmark’s four equally-weighted buckets, we further increased our overweight exposure to Upstream producers by slightly reducing our overweight to Midstream pipelines. We took advantage of oil price volatility induced sell-offs in December to increase our exposure to Upstream oil producers, and further increased our exposure later in the period as Midstream’s outperformance skewed relative value towards exploration and production (E&P). Within the Downstream bucket, we reduced our exposure to utilities.

Looking Ahead

The Fund is positioned with the expectation that the price and volume of domestic crude oil production and consumption will rise through 2020. The Fund continues to hold Upstream companies at a large overweight, as we have high confidence in these companies’ prospects. We are also overweight Midstream, and we remain enthusiastic regarding the valuations and renewed capital discipline in the space, as well as opportunities for consolidation.

During the third quarter, surging natural gas from the oil-rich Permian Basin depressed gas prices despite record demand growth for the cleanest burning fossil fuel; worldwide oil demand rose to the highest level in history; US crude stockpiles drew at the fastest pace in three years; 10% of American shale oil rigs were idled as E&Ps exercised capital discipline; and Saudi Arabia suffered the worst ever attack on world oil production. Nevertheless, trade war fears outweighed bullish physical market factors and the new potential for future geopolitical threats to supply. Oil prices declined another 8%—to the low end of the 2019 trading range—and oil producer stocks fell to their lowest levels in at least 15 years.

Forecasters have grown skeptical of a 2020 oil price recovery, as demand expectations weaken on trade fears, and top-down projections of US supply remain robust. We possess no better window into the Sino-American situation, but as specialists in American energy, our bottom-up work suggests room for optimism. In particular, E&Ps have adopted a dramatic, if little noticed, transformation in capital decision making. Whereas forecasters project an increase of 1 million barrels/day of supply, we believe US production could fall well short as drillers curtail activity, aggressively diverting cash to shareholders to support sagging stock prices. Should this trend continue, it could provide a potent catalyst for oil price recovery, quickly shifting planned surplus to surprise deficit, while rejuvenating interest in a beaten-down market sector. Additionally, numerous US producers are generating higher profits today than they were on $114 per barrel oil in 2014. American energy is now a “show me” story.

October 31, 2019 | Annual Report	10

This Fund provides a vehicle that seeks to capture the benefits for developments across the entire value chain, including any “surprise” reversal in the consensus outlook, should this occur in 2020.

We thank our Shareholders for your participation and appreciate your continued support.

Sincerely,

Lowell G. Miller
Chairman of the Board

11	Annual Report | October 31, 2019

IMPORTANT DISCLOSURES AND RISKS

The views expressed in this report reflect those as of the date this is written and may not reflect the author’s views on the date this report is first published or anytime thereafter. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

An investment in the Miller/Howard Drill Bit to Burner Tip® Fund is subject to risk, including the possible loss of principal. Fund risks include, but are not limited to, the following: The Fund’s focus on the securities that are the beneficiaries of the North American energy value chain presents more risk than if it were more broadly diversified over additional industries and sectors of the economy.

Depositary receipts may be less liquid than the underlying shares in their primary trading market. Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. The Fund invests in small and medium size companies, which carry greater risk than is customarily associated with larger, more established companies.

The Fund may invest in energy companies and energy producers, including pipeline and gas distribution companies. General risks of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reserve and depletion risk and reduced demand.

The Fund may be subject to increased expenses and reduced performance as a result of its investments in other registered investment companies and MLPs. An investment in units of MLPs involves certain risks that differ from an investment in the securities of a corporation. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. Changes to current tax law could affect the treatment of distributions, including (but limited to) ordinary income, capital gains or return of capital.

S&P Composite 1500 Energy Total Return Index (“S&P 1500 Energy Index”) comprises those companies included in the S&P Composite 1500 that are classified as member of the GICS energy sector. The S&P Composite 1500 combines three leading indices, the S&P 500, the S&P MidCap 400, and the S&P SmallCap 600 to cover approximately 90% of the US market capitalization.

Blended Benchmark is a static custom benchmark comprised of four equal parts, representing the four categories of the North American Value Chain: Upstream, Midstream, Downstream, and Enablers. The Blended Benchmark was created and chosen for comparison as it is a representation of the manner in which the fund is managed, utilizing companies from each of the four categories. Note that the fund assets are not typically equal weighted amongst the four categories. The Blended Benchmark is made up of 25% ISE-Revere Natural Gas Index (Upstream), and 25% Alerian MLP Index (Midstream), 25% S&P 500 Utilities Index (Downstream), and 25% S&P 500 Index (Enablers).

October 31, 2019 | Annual Report	12

ISE-Revere Natural Gas Index is an equal-weighted index comprised of exchange-listed companies that derive a substantial portion of their revenues from the exploration and production of natural gas.

Alerian MLP Index is a market-cap weighted, float-adjusted index which tracks the performance of the 50 most prominent energy Master Limited Partnerships (MLPs).

S&P 500 Utilities Index is an unmanaged, market value-weighted total return index of all utility stocks in the S&P 500 Index.

S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

One cannot invest directly in an index.

13	Annual Report | October 31, 2019

Performance and Statistics

Miller/Howard Drill Bit to Burner Tip® Fund

October 31, 2019 (Unaudited)

Total Returns
October 31, 2019 (Unaudited)
	1 Year	5 Year	Since Inception	Inception Date
Class I	-9.21%	n/a	1.11%	12/31/15
Adviser Class	-9.40%	n/a	0.84%	12/31/15
S&P Composite 1500 Energy Total Return Index	-14.22%	n/a	0.54%	12/31/15

Performance data quoted is past performance and is no guarantee of future results. Investment returns may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be higher or lower than the performance data shown. Returns for one year or less are not annualized. For the most recent month-end performance, please call (845) 679-9166. As of the current prospectus supplemented on March 29, 2019, the Fund’s total expense ratio (gross) is 4.15% and 4.38% for the institutional and Adviser shares, respectively. MHI Funds, LLC has contractually agreed, until at least February 28, 2021, to waive its fees or to cap the Fund’s expenses (net) to 0.95% and 1.20%, for the Class I and Advisor shares, respectively.

The S&P Composite 1500 Energy Index comprises those companies included in the S&P Composite 1500 that are classified as members of the GICS® energy sector. One cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

October 31, 2019 | Annual Report	14

Miller/Howard Funds Trust

Expense Example (Unaudited)

October 31, 2019

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

15	Annual Report | October 31, 2019

Miller/Howard Funds Trust

Expense Example (Unaudited) (continued)

October 31, 2019

	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During Period[1] (05/01/19 to 10/31/2019)	Net Annualized Expense Ratio
Miller/Howard Income-Equity Fund
Class I Actual	$1,000.00	$ 1,036.60	$4.00	0.78%
Class I Hypothetical (5% return before expenses)	$1,000.00	$ 1,021.27	$3.97	0.78%
Adviser Share Class Actual	$1,000.00	$ 1,034.60	$5.28	1.03%
Adviser Share Class Hypothetical (5% return before expenses)	$1,000.00	$ 1,020.01	$5.24	1.03%
Miller/Howard Drill Bit to Burner Tip® Fund
Class I Actual	$1,000.00	$ 867.60	$4.47	0.95%
Class I Hypothetical (5% return before expenses)	$1,000.00	$ 1,020.42	$4.84	0.95%
Adviser Share Class Actual	$1,000.00	$ 866.90	$5.65	1.20%
Adviser Share Class Hypothetical (5% return before expenses)	$1,000.00	$ 1,019.16	$6.11	1.20%

1

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days (the number of days in the most recent period)/365 days (to reflect the period), for Class I and Adviser Share Class.

October 31, 2019 | Annual Report	16

Miller/Howard Income-Equity Fund

Allocation of Portfolio Investments

(Expressed as a Percentage of Long-Term Investments)

October 31, 2019

(Unaudited)

17	Annual Report | October 31, 2019 | See accompanying Notes to Financial Statements

Miller/Howard Income-Equity Fund

Schedule of Investments

October 31, 2019

	Shares	Value
Common Stock — 83.4%
Biological Products, except Diagnostic Substances — 3.7%
Gilead Sciences, Inc.	46,949	$2,991,121
Bottled and Canned Soft Drinks and Carbonated Waters — 1.8%
Coca-Cola European Partners Plc (a)	27,308	1,461,251
Cogeneration Services & Small Power Producers — 3.4%
AES Corp.	160,834	2,742,220
Computer Peripheral Equipment — 2.9%
Cisco Systems, Inc.	48,500	2,304,235
Computer Programming Services — 2.0%
Sabre Corp.	69,270	1,626,460
Crude Petroleum — 1.6%
Occidental Petroleum Corp.	30,683	1,242,661
Electric Services — 2.8%
CenterPoint Energy, Inc.	77,186	2,243,797
Engines and Turbines — 3.2%
Cummins, Inc.	14,731	2,540,803
Household Appliances — 3.3%
Whirlpool Corp.	17,315	2,633,958
Lumber & Other Building Material Dealers — 3.4%
The Home Depot, Inc. (a)	11,544	2,707,992
Miscellaneous Industrial & Commercial Machinery & Equipment — 3.3%
Eaton Corp. Plc (Ireland)	30,151	2,626,454
Motor Vehicle Parts and Accessories — 3.2%
Magna International, Inc.	47,811	2,570,797
National Commercial Banks — 8.5%
Citigroup, Inc.	42,470	3,051,894
JPMorgan Chase & Co.	18,004	2,249,060
Regions Financial Corp.	92,693	1,492,357
		6,793,311
Natural Gas Distribution — 2.0%
Enbridge, Inc. (a)	43,331	1,577,682
Petroleum Refining — 3.1%
Total S.A. ADR	47,208	2,484,557
Pharmaceutical Preparations — 4.3%
AbbVie, Inc.	22,856	1,818,195
Pfizer, Inc. (a)	43,664	1,675,387
		3,493,582

See accompanying Notes to Financial Statements | October 31, 2019 | Annual Report	18

Miller/Howard Income-Equity Fund

Schedule of Investments (continued)

October 31, 2019

	Shares	Value
Plastics Materials, Synthetic Resins, & Nonvulcanizable Elastomers — 2.8%
LyondellBasell Industries N.V. (Netherlands)	24,724	$2,217,743
Semiconductors & Related Devices — 9.2%
Broadcom, Inc.	8,873	2,598,458
Taiwan Semiconductor Manufacturing Co., LTD. ADR	47,294	2,441,789
Texas Instruments, Inc.	20,589	2,429,296
		7,469,543
State Commercial Banks — 3.3%
Citizens Financial Group, Inc.	76,325	2,683,587
Surety Insurance — 1.8%
Old Republic International Corp.	64,351	1,437,601
Telephone Communications (No Radiotelephone) — 6.5%
BCE Inc. (Canada) (a)	49,017	2,325,857
Verizon Communications, Inc.	49,275	2,979,659
		5,305,516
Title Insurance — 3.9%
Fidelity National Financial, Inc.	68,055	3,119,641
Variety Stores — 3.3%
Target Corp.	25,068	2,680,020
Total Common Stock (Cost $58,890,303)		66,954,532

Master Limited Partnership — 2.9%
Natural Gas Transmission — 2.9%
Enterprise Products Partners L.P.	89,505	2,329,815
Total Master Limited Partnership (Cost $1,856,126)		2,329,815

Real Estate Investment Trusts (REITs) — 10.2%
Brixmor Property Group, Inc. (a)	88,213	1,942,450
Crown Castle International Corp.	17,315	2,403,149
Kimco Realty Corp. (a)	80,460	1,734,718
Lamar Advertising Co. (a)	26,705	2,136,666
Total Real Estate Investment Trusts (REITs) (Cost $6,515,192)		8,216,983

Exchange Traded Funds: 2.5%
SPDR S&P Regional Banking ETF (a)	37,785	2,036,612
Total Exchange Traded Funds (Cost $2,032,538)		2,036,612

Short-Term Investments: 0.8%
Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio, 1.68% (b)	607,180	607,180
Total Short-Term Investments (Cost $607,180)		607,180

19	Annual Report | October 31, 2019 | See accompanying Notes to Financial Statements

Miller/Howard Income-Equity Fund

Schedule of Investments (continued)

October 31, 2019

	Shares	Value
Investments Purchased with Proceeds from Securities Lending: 21.1%
Mount Vernon Liquid Assets Portfolio, LLC., 2.00% (b)	16,934,575	$16,934,575
Total Investments Purchased with Proceeds from Securities Lending (Cost $16,934,575)		16,934,575

Total Investments — 120.9% (cost $86,835,914)		97,079,697
Other Assets and Liabilities — (20.9)%		(16,716,554)
Total Net Assets Applicable to Common Stockholders — 100.0%		$80,363,143

Note: Percentages indicated are based on the net assets of the Fund.

ADR American Depository Receipt

(a)	All or a portion of this security is on loan.

(b)	Rate indicated is the current yield as of October 31, 2019.

See accompanying Notes to Financial Statements | October 31, 2019 | Annual Report	20

Miller/Howard Drill Bit to Burner Tip® Fund

Allocation of Portfolio Investments

(Expressed as a Percentage of Long-Term Investments)

October 31, 2019

21	Annual Report | October 31, 2019 | See accompanying Notes to Financial Statements

Miller/Howard Drill Bit to Burner Tip® Fund

Schedule of Investments

October 31, 2019

	Shares	Value
Common Stock — 80.6%
Agricultural Chemicals — 2.9%
CF Industries Holdings, Inc.	4,007	$181,717
Crude Petroleum — 22.6%
Callon Petroleum Co. (a)	16,441	62,476
Continental Resources, Inc.	4,349	128,165
Diamondback Energy, Inc.	3,078	263,969
Murphy Oil Corp.	9,785	201,865
Occidental Petroleum Corp.	3,041	123,161
Parsley Energy, Inc.	16,159	255,474
Pioneer Natural Resources Co.	3,020	371,520
		1,406,630
Electric Services — 3.1%
OGE Energy Corp.	4,413	190,024
Industrial Machinery & Equipment — 2.3%
MRC Global, Inc. (a)	12,776	145,135
Natural Gas — 14.6%
Cabot Oil & Gas Corp.	8,885	165,616
Concho Resources, Inc.	3,571	241,114
Devon Energy Corp.	11,091	224,926
EOG Resources, Inc.	4,036	279,735
		911,391
Natural Gas Distribution — 7.4%
Cheniere Energy, Inc. (a)	3,571	219,795
Enbridge, Inc.	6,620	241,034
		460,829
Natural Gas Transmission — 2.2%
ONEOK, Inc.	2,003	139,870
Oil & Gas Field Services — 8.6%
Halliburton Co.	3,629	69,858
Schlumberger, Ltd., N.V. (Curacao)	5,342	174,630
Targa Resources Corp.	7,375	286,740
		531,228
Oil & Gas Field Machinery & Equipment — 2.0%
Baker Hughes, a GE Company	5,575	119,305
Petroleum Refining — 8.8%
Marathon Petroleum Corp.	3,136	200,547
Valero Energy Corp.	3,571	346,316
		546,863
Pipelines — 2.1%
Pembina Pipeline Corp.	3,775	132,729
Plastics Materials, Synthetic Resins, & Nonvulcanizable Elastomers — 4.0%
LyondellBasell Industries N.V. (Netherlands)	2,787	249,994
Total Common Stock (Cost $5,396,711)		5,015,715

See accompanying Notes to Financial Statements | October 31, 2019 | Annual Report	22

Miller/Howard Drill Bit to Burner Tip® Fund

Schedule of Investments (continued)

October 31, 2019

	Shares	Value
Master Limited Partnership — 18.5%
Liquefied Petroleum Gas Dealers — 2.6%
Suburban Propane Partners, L.P.	6,562	$158,800
Natural Gas Transmission — 11.4%
Energy Transfer Equity L.P.	19,454	244,926
Enterprise Products Partners L.P.	5,168	134,523
Phillips 66 Partners L.P.	2,178	121,728
Shell Midstream Partners L.P.	10,133	207,929
		709,106
Pipelines (No Natural Gas) — 4.5%
Magellan Midstream Partners, L.P.	2,149	133,926
Western Midstream Partners L.P.	6,998	148,778
		282,704
Total Master Limited Partnership (Cost $1,175,877)		1,150,610

Short-Term Investments: 1.2%
Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio, 1.68% (b)	74,329	74,329
Total Short-Term Investments (Cost $74,329)		74,329

Total Investments — 100.3% (cost $6,646,917)		6,240,654
Other Assets and Liabilities — (0.3)%		(16,309)
Total Net Assets Applicable to Common Stockholders — 100.0%		$6,224,345

Note: Percentages indicated are based on the net assets of the Fund.

(a)	Non-income producing security.

(b)	Rate indicated is the current yield as of October 31, 2019.

23	Annual Report | October 31, 2019 | See accompanying Notes to Financial Statements

Miller/Howard Funds Trust

Statements of Assets and Liabilities

October 31, 2019

	Miller/Howard Income-Equity Fund	Miller/Howard Drill Bit to Burner Tip® Fund
Assets:
Investments in securities, at value (1)	$97,079,697	$6,240,654
Receivable from Adviser	—	22,697
Receivable for fund shares sold	159,282	9,986
Receivable for investments sold	1,240,062	278,067
Dividends and interest receivable	264,913	18,013
Other assets	31,882	10,555
Total Assets	98,775,836	6,579,972

Liabilities:
Payable for collateral on securities loaned	16,934,575	—
Payable for Fund shares redeemed	27,766	—
Payable for investments purchased	1,239,624	306,063
Payable to Adviser	44,889	—
Accrued administration expense	24,470	14,922
Other liabilities	141,369	34,642
Total Liabilities	18,412,693	355,627
Net Assets	$80,363,143	$6,224,345

Net Assets consist of:
Paid-in capital	$70,036,268	$6,800,201
Total Distributable Earnings	10,326,875	(575,856)
Net Assets	$80,363,143	$6,224,345

Class I
Net assets applicable to outstanding shares	$79,736,582	$5,645,556
Shares of beneficial interest outstanding, no par value, unlimited authorization	6,946,535	577,878
Net asset value per share outstanding	$11.48	$9.77

Adviser Share Class
Net assets applicable to outstanding shares	$626,561	$578,789
Shares of beneficial interest outstanding, no par value, unlimited authorization	54,652	59,195
Net asset value per share outstanding	$11.46	$9.78

(1) Investment in securities, at cost	$86,835,914	$6,646,917

See accompanying Notes to Financial Statements | October 31, 2019 | Annual Report	24

Miller/Howard Funds Trust

Statements of Operations

Year Ended October 31, 2019

	Miller/Howard Income-Equity Fund	Miller/Howard Drill Bit to Burner Tip® Fund
Investment Income:
Dividend income (net of $78,195 and $4,439 foreign withholding tax, respectively)	$2,697,452	$107,085
Interest income	34,009	2,768
Securities lending income	12,941	—
Total Investment Income	2,744,402	109,853

Expenses:
Advisory fees	548,973	50,208
Professional fees	218,865	49,623
Administration fees	134,252	88,760
Transfer agent fees and expenses	59,274	42,038
Trustees’ fees and expenses	59,341	4,189
Shareholder reporting expenses	15,916	762
Custodian fees and expenses	12,299	6,490
Registration expenses	33,913	41,058
Distribution fees - Adviser Share Class	1,314	1,638
Miscellaneous	60,817	3,026
Total Expenses	1,144,964	287,792
Management fee waivers and/or expense reimbursements by Adviser	(479,112)	(226,531)
Net expenses	665,852	61,261
Net Investment Income	2,078,550	48,592

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	594,019	(183,055)
Net change in unrealized appreciation (depreciation) on investments	5,176,975	(465,373)
Net realized and unrealized gain (loss) on investments	5,770,994	(648,428)
Net Increase (Decrease) in Net Assets resulting from Operations	$7,849,544	$(599,836)

25	Annual Report | October 31, 2019 | See accompanying Notes to Financial Statements

Miller/Howard Funds Trust

Statements of Changes in Net Assets

	Miller/Howard Income-Equity Fund		Miller/Howard Drill Bit to Burner Tip® Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
From Operations:
Net investment income	$2,078,550	$2,785,011	$48,592	$20,734
Net realized gain (loss)	594,019	2,768,170	(183,055)	(17,260)
Net change in unrealized appreciation (depreciation)	5,176,975	(5,482,545)	(465,373)	(142,126)
Net increase (decrease) in net assets resulting from operations	7,849,544	70,636	(599,836)	(138,652)
Dividends and Distributions to Shareholders from:
Net dividends and distributions - Class I	(4,634,397)	(4,727,751)	(31,213)	(42,602)
Net dividends and distributions - Adviser Share Class	(23,659)	(9,791)	(2,766)	—
Total dividends and distributions to shareholders	(4,658,056)	(4,737,542)	(33,979)	(42,602)
Capital share transactions (Note 8)
Proceeds from sale of shares	25,862,166	25,887,343	1,552,333	527,257
Dividends and distributions reinvested	4,585,910	4,733,649	32,958	42,602
Cost of shares redeemed	(57,123,612)	(28,317,911)	(1,378,312)	(678,729)
Net increase (decrease) in net assets resulting from capital share transactions	(26,675,536)	2,303,081	206,979	(108,870)

Net decrease in net assets	(23,484,048)	(2,363,825)	(426,836)	(290,124)
Net Assets:
Beginning of year	103,847,191	106,211,016	6,651,181	6,941,305
End of year	$80,363,143	$103,847,191	$6,224,345	$6,651,181

See accompanying Notes to Financial Statements | October 31, 2019 | Annual Report	26

Miller/Howard Funds Trust

Financial Highlights

	Miller/Howard Income-Equity Fund
	Class I
	For the year ended October 31, 2019	For the year ended October 31, 2018	For the year ended October 31, 2017	Period from December 31, 2015 (1) through October 31, 2016
Per Common Share Data(2)
Net asset value, beginning of year/period	$10.94	$11.44	$10.35	$10.00
Income from Investment Operations
Net investment income (3)	0.27	0.29	0.26	0.14
Net realized and unrealized gains (losses)	0.84	(0.30)	1.29	0.35
Total from investment operations	1.11	(0.01)	1.55	0.49
Dividends and distributions
Net investment income	(0.35)	(0.36)	(0.34)	(0.14)
Net realized gain	(0.22)	(0.13)	(0.12)	—
Total dividends and distributions	(0.57)	(0.49)	(0.46)	(0.14)
Net asset value, end of year/period	$11.48	$10.94	$11.44	$10.35
Total investment return(4)	10.73%	(0.11)%	15.22%	4.87	%(6)

Supplemental Data and Ratios
Net assets, end of year/period (000’s)	$79,737	$103,552	$105,935	$65,892
Ratio of expenses to average net assets, before waiver	1.35%	1.32%	1.40%	2.08	%(5)
Ratio of expenses to average net assets, after waiver	0.78%	0.84%	0.99%	1.00	%(5)
Ratio of net investment income to average net assets, before waiver	1.90%	2.00%	2.07%	0.59	%(5)
Ratio of net investment income (loss) to average net assets, after waiver	2.46%	2.48%	2.48%	1.67	%(5)
Portfolio turnover rate(7)	50%	76%	30%	38	%(6)

(1)	Commencement of Operations.

(2)	Information presented relates to a share outstanding for the entire year/period.

(3)	Per share data based on average shares outstanding during the year/period.

(4)	Total investment return assumes the reinvestment of dividends and distributions.

(5)	Annualized.

(6)	Not annualized.

(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

27	Annual Report | October 31, 2019 | See accompanying Notes to Financial Statements

Miller/Howard Funds Trust

Financial Highlights

	Miller/Howard Income-Equity Fund
	Adviser Share Class
	For the year ended October 31, 2019	For the year ended October 31, 2018	For the year ended October 31, 2017	Period from December 31, 2015 (1) through October 31, 2016
Per Common Share Data(2)
Net asset value, beginning of year/period	$10.93	$11.44	$10.33	$10.00
Income from Investment Operations
Net investment income (3)	0.24	0.26	0.24	0.11
Net realized and unrealized gains (losses)	0.84	(0.30)	1.29	0.35
Total from investment operations	1.08	(0.04)	1.53	0.46
Dividends and distributions
Net investment income	(0.32)	(0.34)	(0.30)	(0.13)
Net realized gain	(0.23)	(0.13)	(0.12)	—
Total dividends and distributions	(0.55)	(0.47)	(0.42)	(0.13)
Net asset value, end of year/period	$11.46	$10.93	$11.44	$10.33
Total investment return(4)	10.39%	(0.42)%	15.12%	4.53	%(6)

Supplemental Data and Ratios
Net assets, end of year/period (000’s)	$627	$295	$276	$224
Ratio of expenses to average net assets, before waiver	1.60%	1.68%	1.66%	28.42	%(5)
Ratio of expenses to average net assets, after waiver	1.03%	1.10%	1.24%	1.25	%(5)
Ratio of net investment income (loss) to average net assets, before waiver	1.63%	1.63%	1.92%	(25.88	)%(5)
Ratio of net investment income to average net assets, after waiver	2.20%	2.21%	2.34%	1.29	%(5)
Portfolio turnover rate(7)	50%	76%	30%	38	%(6)

(1)	Commencement of Operations.

(2)	Information presented relates to a share outstanding for the entire year/period.

(3)	Per share data based on average shares outstanding during the year/period.

(4)	Total investment return assumes the reinvestment of dividends and distributions.

(5)	Annualized.

(6)	Not annualized.

(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements | October 31, 2019 | Annual Report	28

Miller/Howard Funds Trust

Financial Highlights

	Miller/Howard Drill Bit to Burner Tip® Fund
	Class I
	For the year ended October 31, 2019	For the year ended October 31, 2018	For the year ended October 31, 2017	Period from December 31, 2015 (1) through October 31, 2016
Per Common Share Data(2)
Net asset value, beginning of year/period	$10.82	$11.14	$11.57	$10.00
Income from Investment Operations
Net investment income (3)	0.08	0.04	0.11	0.04
Net realized and unrealized gains (losses)	(1.07)	(0.28)	0.10	1.53
Total from investment operations	(0.99)	(0.24)	0.21	1.57
Dividends and distributions
Net investment income	(0.04)	(0.08)	(0.03)	—
Net realized gain	(0.02)	—	(0.61)	—
Total dividends and distributions	(0.06)	(0.08)	(0.64)	—
Net asset value, end of year/period	$9.77	$10.82	$11.14	$11.57
Total investment return(4)	(9.21)%	(2.20)%	1.53%	15.70	%(6)

Supplemental Data and Ratios
Net assets, end of year/period (000’s)	$5,646	$5,737	$5,986	$5,187
Ratio of expenses to average net assets, before waiver	4.56%	4.15%	4.49%	11.17	%(5)
Ratio of expenses to average net assets, after waiver	0.95%	1.06%	1.30%	1.30	%(5)
Ratio of net investment loss to average net assets, before waiver	(2.81)%	(2.76)%	(2.27)%	(9.45	)%(5)
Ratio of net investment income to average net assets, after waiver	0.80%	0.32%	0.92%	0.42	%(5)
Portfolio turnover rate(7)	115%	131%	92%	56	%(6)

(1)	Commencement of Operations.

(2)	Information presented relates to a share outstanding for the entire year/period.

(3)	Per share data based on average shares outstanding during the year/period.

(4)	Total investment return assumes the reinvestment of dividends and distributions.

(5)	Annualized.

(6)	Not annualized.

(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

29	Annual Report | October 31, 2019 | See accompanying Notes to Financial Statements

Miller/Howard Funds Trust

Financial Highlights

	Miller/Howard Drill Bit to Burner Tip® Fund
	Adviser Share Class
	For the year ended October 31, 2019	For the year ended October 31, 2018	For the year ended October 31, 2017	Period from December 31, 2015 (1) through October 31, 2016
Per Common Share Data(2)
Net asset value, beginning of year/period	$10.83	$11.11	$11.53	$10.00
Income from Investment Operations
Net investment income (3)	0.06	0.01	0.13	0.02
Net realized and unrealized gains (losses)	(1.07)	(0.29)	0.06	1.51
Total from investment operations	(1.01)	(0.28)	0.19	1.53
Dividends and distributions
Net investment income	(0.02)	—	—	—
Net realized gain	(0.02)	—	(0.61)	—
Total dividends and distributions	(0.04)	—	(0.61)	—
Net asset value, end of year/period	$9.78	$10.83	$11.11	$11.53
Total investment return(4)	(9.40)%	(2.52)%	1.39%	15.30	%(6)

Supplemental Data and Ratios
Net assets, end of year/period (000’s)	$579	$915	$956	$114
Ratio of expenses to average net assets, before waiver	4.80%	4.38%	4.57%	13.13	%(5)
Ratio of expenses to average net assets, after waiver	1.20%	1.31%	1.55%	1.55	%(5)
Ratio of net investment income (loss) to average net assets, before waiver	(3.04)%	(2.99)%	(1.82)%	(11.36	)%(5)
Ratio of net investment income (loss) to average net assets, after waiver	0.57%	0.08%	1.20%	0.22	%(5)
Portfolio turnover rate(7)	115%	131%	92%	56	%(6)

(1)	Commencement of Operations.

(2)	Information presented relates to a share outstanding for the entire year/period.

(3)	Per share data based on average shares outstanding during the year/period.

(4)	Total investment return assumes the reinvestment of dividends and distributions.

(5)	Annualized.

(6)	Not annualized.

(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements | October 31, 2019 | Annual Report	30

Miller/Howard Funds Trust

Notes to Financial Statements

October 31, 2019

1. Organization

Miller/Howard Funds Trust (“Trust”) was formed as a Delaware statutory trust on November 23, 2015, and is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. The Trust consists of two series, the Miller/Howard Income-Equity Fund (“Income-Equity Fund”), and the Miller/Howard Drill Bit to Burner Tip® Fund (“Drill Bit to Burner Tip® Fund”). Each series of the Trust is a separate investment portfolio and may be referred to herein individually as a “Fund,” or together as the “Funds.” The Funds are managed by MHI Funds, LLC (“MHI LLC” or the “Adviser”). The Income-Equity Fund and the Drill Bit to Burner Tip® Fund commenced operations on December 31, 2015. The Board of Trustees of the Trust has approved a plan of liquidation for the Drill Bit to Burner Tip® Fund as a series of the Trust, pursuant to which the Fund will be liquidated on or around December 31, 2019.

The primary investment objective of the Income-Equity Fund is to seek current income, and, secondarily, long-term total return. The Income-Equity Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Income-Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in dividend or distribution paying equity securities.

The investment objective of the Drill Bit to Burner Tip® Fund is capital appreciation with income as a secondary objective. Under normal circumstances, the Drill Bit to Burner Tip® Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities that seek to participate in all phases of the North American energy value chain.

The Income-Equity Fund and the Drill Bit to Burner Tip® Fund each offer two classes of shares: Class I and Adviser Share Class. None of the classes have a front-end sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Trust is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Investment Companies.

A. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

31	Annual Report | October 31, 2019

Miller/Howard Funds Trust

Notes to Financial Statements (continued)

October 31, 2019

B. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (“Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the current bid and asked price. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mean between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options). Other securities may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, and analysis of the issuer’s financial statements or other available documents. In addition, the Funds may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Funds value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

C. Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market

October 31, 2019 | Annual Report	32

Miller/Howard Funds Trust

Notes to Financial Statements (continued)

October 31, 2019

participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of October 31, 2019, the Funds’ assets carried at value were classified as follows:

Income-Equity Fund

Investments in Securities(a)	Total	Level 1	Level 2	Level 3
Common Stock	$66,954,532	$66,954,532	$—	$—
Master Limited Partnerships	2,329,815	2,329,815	—	—
Real Estate Investment Trusts	8,216,983	8,216,983	—	—
Exchange Traded Funds	2,036,612	2,036,612	—	—
Short-Term Investment(b)	607,180	607,180	—	—
Investments Purchased as Securities Lending Collateral(c)	16,934,575	—		—
Total Investment in Securities	$97,079,697	$80,145,122	$—	$—

33	Annual Report | October 31, 2019

Miller/Howard Funds Trust

Notes to Financial Statements (continued)

October 31, 2019

Drill Bit to Burner Tip® Fund

Investments in Securities(a)	Total	Level 1	Level 2	Level 3
Common Stock	$5,015,715	$5,015,715	$—	$—
Master Limited Partnerships	1,150,610	1,150,610	—	—
Short-Term Investment(b)	74,329	74,329	—	—
Total Investment in Securities	$6,240,654	$6,240,654	$—	$—

(a)	All industry classifications are identified in the Schedule of Investments.

(b)	Short-term investment is a sweep investment for cash balances in the Fund at October 31, 2019.

(c)

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been categorized in the fair value hierarchy in accordance with ASC 820. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The Funds did not hold any Level 2 or Level 3 Securities during the year ended October 31, 2019.

D. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recognized on the ex-dividend date, and withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

The Funds may hold the securities of real estate investments trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital. The Funds may also hold the securities of master limited partnerships (“MLPs”). Distributions from such investments may include income and return of capital. The actual character of amounts received during the year is not known until after the REIT and MLP fiscal year ends. The Funds record the character of distributions received from REITs and MLPs during the period based on estimates available. The characterization of distributions received by the Funds may be subsequently revised based on the information received from the REITs and MLPs after their tax reporting periods conclude.

E. Allocation of Income, Expenses, and Gains/Losses

Income, expenses (other than those deemed to be attributable to a specific share class), and realized and unrealized gains and losses of each Fund are allocated to each class of shares based upon the ratio of net assets represented by each class to the net assets of that Fund. Expenses deemed directly attributable to a specific class of shares are charged against the operations of such class. Most Fund expenses are allocated by class based on relative net assets.

October 31, 2019 | Annual Report	34

Miller/Howard Funds Trust

Notes to Financial Statements (continued)

October 31, 2019

F. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income, and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities, and payables and receivables arising from trade-date and settlement-date differences.

G. Dividends and Distributions to Shareholders

The Income-Equity Fund intends to make monthly cash distributions of all or a portion of their investment company taxable income (which includes ordinary income and short-term capital gains) to shareholders. The distributions paid by the Income-Equity Fund for any particular period may be more or less than the amount of income actually earned by such Fund during that period. Each of the Funds intend to make annual distributions of its “net capital gain” (which is the excess of net long-term capital gains over net short-term capital losses). The Funds will pay common shareholders annually, at least 90% of their investment company taxable income. Various factors will affect the level of each Fund’s investment company taxable income, such as its asset mix. The tax composition of the Funds’ distributions for each calendar year will be determined subsequent to October 31.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Funds for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of dividends; however, net investment income, net realized gains and losses, and net assets are not affected.

H. Federal Income Taxation

The Income-Equity Fund and Drill Bit to Burner Tip® Fund have elected to be treated as, and to qualify each year for, special tax treatment afforded to, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”). In order to qualify as a RIC, each Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, each Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and short-term capital gains) and its net capital gains. Each Fund intends to distribute at least annually, all of such income and gains. If a Fund retains any investment company taxable income

35	Annual Report | October 31, 2019

Miller/Howard Funds Trust

Notes to Financial Statements (continued)

October 31, 2019

or net capital gains, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if a Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

I. Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur.

J. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

3. Agreements and Related Party Transactions

The Trust has entered into an investment advisory agreement with the Adviser. Under the terms of the agreement, each Fund pays the Adviser a fee, payable at the end of each month, at an annual rate, set forth in the table below, of the respective Fund’s average daily net assets.

Income-Equity Fund	0.65%
Drill Bit to Burner Tip® Fund	0.80%

The Adviser has entered into a written expense limitation agreement with the Trust on behalf of each Fund (the “Expense Limitation Agreement”). The expense limitations exclude interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Funds’ business. Pursuant to an amended Expense Limitation Agreement dated February 28, 2018 and renewed on February 28, 2019, the Adviser contractually agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses in the case of the Income-Equity Fund to 0.78% for Class I and 1.03% for the Adviser Share Class and in the case of the Drill Bit to Burner Tip® Fund to 0.95% for Class I and 1.20% for the Adviser Share Class. Prior to February 28, 2018, the Income-Equity Fund limited annual fund operating expenses to 0.95% for Class I and 1.20% for the Adviser Share Class, and the Drill Bit to Burner Tip® Fund limited annual fund operating expenses to 1.30% for Class I and 1.55% for the Adviser Share Class. The amended Expense Limitation Agreement will continue in effect until February 28, 2021, and may be terminated or modified prior to February 28, 2020 only with the approval of the Board.

October 31, 2019 | Annual Report	36

Miller/Howard Funds Trust

Notes to Financial Statements (continued)

October 31, 2019

The Adviser shall be entitled to reimbursement by each Fund, in whole or in part, of the investment management fees waived or reduced, and other payments remitted by the Adviser to the Fund during any of the previous 36 months less any reimbursement previously paid by such Fund to the Adviser, provided that the respective Fund is able to make the repayment without exceeding the Fund’s expense limitation. The Adviser’s waived fees and reimbursed expenses that are subject to potential recoupment are as follows:

Period Incurred	Management Fees Waived and Expenses Reimbursed	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date (a)
Income-Equity Fund
For the year ended October 31, 2017	$358,334	$—	$358,334	October 31, 2020
For the year ended October 31, 2018	$548,596	$—	$548,596	October 31, 2021
For the year ended October 31, 2019	$479,112	$—	$479,112	October 31, 2022

Drill Bit to Burner Tip® Fund
For the year ended October 31, 2017	$199,024	$—	$199,024	October 31, 2020
For the year ended October 31, 2018	$222,287	$—	$222,287	October 31, 2021
For the year ended October 31, 2019	$226,531	$—	$226,531	October 31, 2022

(a)	Represents the latest date upon with eligibility for recoupment of management fee waivers/expense reimbursements will expire.

Foreside Fund Services, LLC is the Trust’s distributor and principal underwriter (“the Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Adviser Share Class of each Fund. Under the plan, 12b-1 distribution fees at an annual rate of 0.25% of average daily net assets of the Adviser Share Class shares are paid to the Distributor or others for distribution and shareholder services. For the year ended October 31, 2019 the Income-Equity Fund and Drill Bit to Burner Tip® Fund incurred $1,314 and $1,638, respectively, in distribution fees.

U.S. Bank Global Fund Services serves as the Funds’ administrator and fund accountant, and transfer agent.

U.S. Bank, N.A. serves as the Funds’ custodian.

One of the Trust’s Trustees is an employee of the Adviser.

37	Annual Report | October 31, 2019

Miller/Howard Funds Trust

Notes to Financial Statements (continued)

October 31, 2019

4. Income Taxes

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the years ended October 31 was as follows:

Income-Equity Fund

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
2018	$3,469,202*	$1,268,340	$4,737,542
2019	$1,383,927	$3,274,129	$4,658,056

*	Amount includes net investment income and short term capital gains of $211,795.

Drill Bit to Burner Tip® Fund

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
2018	$42,602	$—	$42,602
2019	$24,028	$9,951	$33,979

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to distributable earnings and additional paid-in capital. Accordingly, on October 31, 2019, for the Income-Equity Fund, distributable earnings were increased by $3,627 and paid in capital was decreased by $3,627. In the Drill Bit to Burner Tip® Fund, distributable earnings were increased by $90 and paid in capital was decreased by $90. These reclassifications have no effect on the net assets of the Funds.

October 31, 2019 | Annual Report	38

Miller/Howard Funds Trust

Notes to Financial Statements (continued)

October 31, 2019

The following information is provided on a tax basis as of October 31, 2019:

	Income-Equity Fund	Drill Bit to Burner Tip® Fund
Cost of investments	$87,786,626	$6,938,824

Gross unrealized appreciation	$11,196,003	$294,126
Gross unrealized depreciation	(1,902,884)	(992,288)
Net unrealized appreciation (depreciation)	9,293,119	(698,162)

Undistributed ordinary income	—	167,942
Undistributed long term gains	1,033,756	—
Distributable earnings	1,033,756	167,942
Other accumulated gain/(loss)	—	(45,636)
Total accumulated gain/(loss)	$10,326,875	$(575,856)

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on U.S. tax returns and state tax returns of each Fund. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. Each Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. It is each Fund’s policy to record interest and penalties related to uncertain tax benefits as a component of income taxes, as appropriate.

At October 31, 2019 the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
	Short-Term	Long-Term	Total
Income Equity Fund	$—	$—	$—
Drill Bit to Burner Tip® Fund	45,636	—	45,636

The Funds did not utilize any capital loss carryforwards during the fiscal year.

39	Annual Report | October 31, 2019

Miller/Howard Funds Trust

Notes to Financial Statements (continued)

October 31, 2019

5. Investment Transactions

The cost of security purchases and the proceeds from security sales (excluding short-term securities) for the year ended October 31, 2019, were as follows:

	Purchases	Sales
Income-Equity Fund	$41,587,028	$69,669,189
Drill Bit to Burner Tip® Fund	$7,678,600	$7,152,011

6. Credit Facility

At October 31, 2019, the Income-Equity Fund had a line of credit which matures on April 28, 2020 with a maximum borrowing equal to the lesser of $12,000,000 or 33.33%, respectively, of the fair value of unencumbered assets of the Fund. This secured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Fund’s securities serve as collateral for the line of credit. The credit facility is with the Fund’s custodian, US Bank. Interest will be accrued at the prime rate (4.75% as of October 31, 2019). For the year ended October 31, 2019, the Income-Equity Fund had no outstanding borrowings on the line of credit.

7. Securities Lending

The Income-Equity Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian” or “lending agent”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Income-Equity Fund receives income from securities lending from fees paid to the Fund by the borrowers and/or from the reinvestment of the cash collateral. Funds typically compensate their lending agents with a share of the revenue generated by the lending program, and may pay lending agents an additional fee for managing the cash collateral reinvestment. The amount of security lending income depends on a number of factors including the type of security and length of the loan. The Income-Equity Fund continues to receive dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Income-Equity Fund. The Income-Equity Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the cost associated with lending. The Income-Equity Fund could also experience delays

October 31, 2019 | Annual Report	40

Miller/Howard Funds Trust

Notes to Financial Statements (continued)

October 31, 2019

in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Income-Equity Fund is indemnified from these risks by contract with the Custodian.

As of October 31, 2019, the value of securities on loan and payable for collateral due to broker were $16,422,593 and $16,934,575, respectively, for the Income-Equity Fund.

The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, LLC (“Portfolio”) as shown on the Schedule of Investments. The Portfolio is a private fund that invests in high-quality, short term investments, similar to a money market fund. However, the Portfolio is not registered with the Securities and Exchange Commission (“SEC”) and is not required to meet the regulatory requirements of a money market fund registered with the SEC. The Portfolio is only offered to participants in the Custodian’s security lending program.

8. Capital Share Transactions

Income-Equity Fund

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Class I:
Shares Sold	2,363,566	$25,503,489	2,184,845	$25,653,318
Shares issued in reinvestment of dividends	434,096	4,562,250	407,214	4,723,857
Shares redeemed	(5,312,801)	(57,026,425)	(2,388,329)	(28,096,824)
Net Increase (decrease)	(2,515,139)	(26,960,686)	203,730	2,280,351
Beginning of Year	9,461,674	96,416,838	9,257,944	94,136,487
End of Year	6,946,535	$69,456,152	9,461,674	$96,416,838
Advisor Share Class
Shares Sold	34,247	$358,677	20,933	$234,025
Shares issued in reinvestment of dividends	2,232	23,660	846	9,792
Shares redeemed	(8,812)	(97,187)	(18,942)	(221,087)
Net Increase	27,667	285,150	2,837	22,730
Beginning of Year	26,985	274,550	24,148	251,820
End of Year	54,652	$559,700	26,985	$274,550

41	Annual Report | October 31, 2019

Miller/Howard Funds Trust

Notes to Financial Statements (continued)

October 31, 2019

Drill Bit to Burner Tip® Fund

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Class I:
Shares Sold	145,224	$1,433,309	18,751	$220,935
Shares issued in reinvestment of dividends	3,165	30,191	3,701	42,602
Shares redeemed	(100,865)	(998,598)	(29,276)	(341,930)
Net Increase (decrease)	47,524	464,902	(6,824)	(78,393)
Beginning of Year	530,354	5,647,774	537,178	5,726,167
End of Year	577,878	$6,112,676	530,354	$5,647,774
Advisor Share Class
Shares Sold	11,263	$119,025	27,142	$306,322
Shares issued in reinvestment of dividends	289	2,767	—	—
Shares redeemed	(36,814)	(379,714)	(28,746)	(336,799)
Net Decrease	(25,262)	(257,922)	(1,604)	(30,477)
Beginning of Year	84,457	945,778	86,061	976,255
End of Year	59,195	$687,856	84,457	$945,778

9. Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the Statements of Assets and Liabilities date of October 31, 2019 through the date the financial statements were issued.

Based upon a recommendation by MHI Funds, LLC (the “Adviser”), the Board of Trustees (the “Board”) of Miller/Howard Funds Trust (the “Trust”) has approved a plan of liquidation for the Miller/Howard Drill Bit to Burner Tip® Fund (the “Fund”) as a series of the Trust, pursuant to which the Fund will be liquidated on or around December 31, 2019 (the “Liquidation” or the “Liquidation Date”). The Adviser has determined that the Fund has limited prospects for meaningful growth. As a result, the Adviser and the Board believe that the Liquidation of the Fund is in the best interests of shareholders. The effects of the liquidation are not reflected in the accompanying financial statements. On the Liquidation Date, all shareholders will have their accounts liquidated and the proceeds will be delivered to them.

October 31, 2019 | Annual Report	42

Miller/Howard Funds Trust

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of
Miller/Howard Funds Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Miller/Howard Funds Trust, comprising the Miller/Howard Income-Equity Fund and the Miller/Howard Drill Bit to Burner Tip® Fund (collectively, the “Funds”), including the schedules of investments, as of October 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended October 31, 2019, 2018, 2017, and the period from December 31, 2015 (commencement of operations) through October 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds listed above constituting the Miller/Howard Funds Trust as of October 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the years ended October 31, 2019, 2018, 2017, and the period from December 31, 2015 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant

43	Annual Report | October 31, 2019

Miller/Howard Funds Trust

Report of Independent Registered Public Accounting Firm (continued)

estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 9 to the financial statements, the Board of Trustees of Miller/Howard Funds Trust has approved a plan of liquidation for the Drill Bit to Burner Tip® Fund as a series of the Trust, pursuant to which the Fund will be liquidated on or around December 31, 2019.

Milwaukee, Wisconsin
December 20, 2019

We have served as the auditor of one or more Miller/Howard Investments Inc.’s investment companies since 2014.

October 31, 2019 | Annual Report	44

Miller/Howard Funds Trust

Additional Information

October 31, 2019

(Unaudited)

Trustees and Officer Compensation

The Funds do not compensate any of its Trustees who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act. For the period from November 1, 2018 through October 31, 2019, the aggregate compensation paid by the Funds to the independent Trustees was $60,500. The Funds did not pay any special compensation to any of their Trustees or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Funds’ actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial markets, and other factors discussed in filings with the SEC.

Proxy Voting Policies

The Board of Trustees of the Trust has delegated the voting of proxies for Funds’ securities to the Adviser pursuant to the Adviser’s proxy voting policies and procedures. Under these policies and procedures, the Adviser will vote proxies related to Fund securities in the best interests of the Funds and their shareholders.

A description of the policies and procedures the Funds used to determine how to vote proxies relating to portfolio securities owned by the Funds is available without charge by visiting the Funds’ web site at www.mhifunds.com. You can access this information regarding how the Funds voted proxies related to the portfolio of securities on the SEC’s web site at www.sec.gov.

Form N-Q

The Trust will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Trust’s Form N-Q will be available without charge upon request by calling the Trust at 1-844-MHFUNDS or by visiting the SEC’s web site at www.sec.gov.

Prospectus and Statement of Additional Information (“SAI”)

The Statement of Additional Information (“SAI”) includes additional information about the Funds and is available upon request without charge by calling the Funds at 1-844-MHFUNDS or by visiting the SEC’s web site at www.sec.gov.

45	Annual Report | October 31, 2019

Miller/Howard Funds Trust

Additional Information (continued)

October 31, 2019

(Unaudited)

Tax Information

The Income-Equity Fund designates 100% of its ordinary income distribution for the year ended October 31, 2019 as qualified dividend income, 100% of the dividends paid from net ordinary income qualify for the dividends received reduction available to corporate stockholders and 0% of its taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C). The Drill Bit to Burner Tip® Fund designates 81.67% of its ordinary income distribution for the year ended October 31, 2019 as qualified dividend income and 72.93% of the dividends paid from net ordinary income qualify for the dividends received reduction available to corporate stockholders and 0% of its taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C).

October 31, 2019 | Annual Report	46

Miller/Howard Funds Trust

Trustees and Officers

October 31, 2019

(Unaudited)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/Trusteeships Held
Independent Trustee
James E. Hillman (Born March 1957) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Lead Independent Trustee	Since 2015	CFO and Treasurer, Notre Dame School; Former Director and PFO, Bank of America Merrill Lynch (2006-2011)	2

Milller/Howard High Income Equity Fund

Value Line Mid Cap Focused Fund, Inc.

Value Line Income and Growth Fund, Inc.

Value Line Premier Growth Fund, Inc.

Value Line Larger Companies Focused Fund, Inc.

Value Line Centurion Fund, Inc.

The Value Line Tax Exempt Fund, Inc.

Value Line Core Bond Fund

Value Line Small Cap Opportunities Fund, Inc.

Value Line Asset Allocation Fund, Inc.

Value Line Funds Investment Trust

Value Line Defensive Strategies Fund

Value Line Funds Variable Trust

Value Line Strategic Asset Management Trust

Value Line VIP Equity Advantage Fund

47	Annual Report | October 31, 2019

Miller/Howard Funds Trust

Trustees and Officers (continued)

October 31, 2019

(Unaudited)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/Trusteeships Held
Roger Conrad (Born July 1961) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Independent Trustee	Since 2015	Managing Director and Editor, Capitalist Times LLC; Managing Director, Halcyon Capital LLC; prior to January 2014, Investment Manager and Investment Committee Member, Leeb Capital Management; prior to April 2013, Editor, Investing Daily	2	Milller/Howard High Income Equity Fund
Charles I. Leone (Born July 1961) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Independent Trustee	Since 2015	CFO and CCO of Oribel Capital Management, L.P. and related affiliates; CFO and CCO, Taurasi Capital Management LLC and Taurasi Capital GP LLC (2012-2015); prior to 2012, CFO and COO, CACEIS (USA) Inc.	2	Milller/Howard High Income Equity Fund
Interested Trustees and Officer
Lowell G. Miller (Born July 1948) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Chairman of the Board and President, Trustee	Since 2015	Chief Investment Officer, Miller/Howard Investments Inc.; Chairman of the Board, Miller/Howard Funds Trust; Chief Investment Officer, MHI Funds, LLC.	2	Milller/Howard High Income Equity Fund

October 31, 2019 | Annual Report	48

Miller/Howard Funds Trust

Trustees and Officers (continued)

October 31, 2019

(Unaudited)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers
Brian Helhoski (Born September 1966) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Chief Financial Officer	Since 2019	Chief Financial Officer, Miller/Howard Investments, Inc. (since 2018), Controller, Miller/Howard Investments, Inc. (2016-2018), Controller, SunWize Technologies/EcoClean Solar (Prior to 2016)
Catherine M. Johnston (Born October 1983) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Secretary	Since 2019	Head of Marketing/Fund Administrator, Miller/Howard Investments, Inc. (Since 2019; Portfolio Specialist, Miller/Howard Investments, Inc. (Since 2016); Product Analyst, AllianceBernstein (2006-2016)
John E. Leslie III (Born February 1960) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Vice President	Since 2015	Portfolio Manager/Research Analyst, Miller/Howard Investments Inc.; Vice President, Miller/Howard Funds Trust
Charles Atkins (Born March 1975) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Chief Compliance Officer	Since 2018	Chief Compliance Officer, MHI Funds, LLC; Chief Compliance Officer, Miller/Howard Investments Inc.; Prior to 2018, Director of Performance and Data Analytics, Miller/Howard Investments, Inc.

49	Annual Report | October 31, 2019

Miller/Howard Funds Trust

Privacy Policy

(Unaudited)

Privacy Policy

In order to conduct its business, Income-Equity Fund and Drill Bit to Burner Tip® Fund, through their transfer agent, US Bancorp Fund Services, LLC, collect and maintain certain nonpublic personal information about their shareholders of record with respect to transactions in shares of the Funds’ securities. This information includes the shareholder’s name and address, taxpayer identification number, share ownership and/or history, and dividend elections. The Funds do not collect or maintain personal information about its shareholders whose shares are held in “street name” by a financial institution such as a bank or broker.

The Funds do not disclose any nonpublic personal information about the Funds’ shareholders or former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information, the Funds restrict access to nonpublic personal information about the Funds’ shareholders to those employees who need to know that information to provide services to the Funds’ shareholders. The Funds also maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

October 31, 2019 | Annual Report	50

Miller/Howard Funds Trust

Board Consideration and Approval of Investment Advisory Agreement

(Unaudited)

At a Board Meeting held on September 16, 2019, the Board of Trustees of the each Fund (the “Trustees”) approved the current Investment Advisory Agreement between each Fund and the Adviser (the “Agreement”).

In determining whether to approve the Agreement, the Trustees, including all of the Independent Trustees, during the course of the Board Meetings held on September 16, 2019 reviewed and considered, among other items: (1) a review of the Trustees’ fiduciary duties and responsibilities and the factors the Trustees should consider in evaluating of each Agreement (2) information regarding the investment performance of each Fund and performance information for each Fund’s relevant peer group; (3) information comparing each Fund’s Advisory fees and expenses to those of their relevant peer group; (4) the Adviser’s complete Form ADV; (5) information concerning the Advisers’ financial condition including the Advisers’ most recent audited financial statements, business, operations, portfolio management teams, and succession planning strategies; and (6) presentations by representatives of the Adviser describing (i) the nature, extent and quality of the Adviser’s services to be provided to each Fund; (ii) the experience and qualifications of the personnel providing those services, (iii) the Adviser’s performance information for other Adviser products; (iv) the Adviser’s assets under management and client descriptions; (v) the Adviser’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Advisory fee arrangements with each Fund and other clients advised by the Adviser; (vii) compliance program information; (viii) the Adviser’s financial information and profitability analysis related to providing service to each Fund; (ix) fees and other benefits; (x) methodologies to allocate securities among each Fund and Miller/Howard’s other clients; (xi) litigation; (xii) breakpoints; and (xiii) the extent to which economies of scale are relevant to each Fund. In determining whether to approve each Agreement, the Trustees, including the Independent Trustees, reviewed and considered the materials presented at the meeting. The Trustees discussed the materials and the Adviser’s presentations and deliberated on the approval of each Agreement in light of this information. In their deliberations, the Trustees did not focus on any one piece of information that was all-important or controlling.

The Trustees, including the Independent Trustees, reached the following conclusions, among others, regarding the Adviser and the respective approvals: the Adviser has the capabilities, resources and personnel necessary to advise each Fund; the Trustees are satisfied with the quality of services to be provided by the Adviser in advising each Fund; the Advisory fee for each Fund is reasonable; the proposed total annual portfolio operating expenses to be paid by each Fund is reasonable; the profitability of the Adviser for Advisory services, based on the Advisory fees, seems reasonable; and the benefits derived by the Adviser from managing each Fund are reasonable.

51	Annual Report | October 31, 2019

Miller/Howard Funds Trust

Trustees and Officers

Lowell G. Miller,
Trustee, Chairman of the Board, President

James E. Hillman,
Lead Trustee

Roger Conrad,
Trustee

Charles I. Leone,
Trustee

Catherine Johnston,
Secretary

Charles Atkins,
Chief Compliance Officer

Brian Helhoski,
Chief Financial Officer

John E. Leslie III,
Vice President

Investment Advisor

MHI Funds, LLC

P.O. Box 549

Woodstock, NY 12498

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue

New York, N.Y. 10022

Custodian

U.S. Bank, N.A.

1555 N. Rivercenter Drive, Suite 302

Milwaukee, WI 53202

Transfer Agent

U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Fund Administrator

U.S. Bank Global Fund Services

777 E. Wisconsin Avenue

Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 E. Wells Street

Suite 1400

Milwaukee, WI 53202

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

This report and the financial statements contained herein are provided for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

Miller/Howard
FUNDS TRUST
PO Box 549
Woodstock, NY 12498

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Charles I. Leone and James E. Hillman are the “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2019	FYE 10/31/2018
Audit Fees	$45,300	$60,000
Audit-Related Fees	$ -	$ -
Tax Fees	$11,590	$15,450
All Other Fees	$ -	$ -

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by its principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2019	FYE 10/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the Trust did not consider whether the provision of the specific non-audit services billed to the Adviser were compatible with maintaining the principal independent registered public accounting firm’s independence. The Audit Committee relied on the principal accountant’s representation that they were independent in providing those services.

Non-Audit Related Fees	FYE 10/31/2019	FYE 10/31/2018
Registrant	$ -	$ -
Registrant’s Investment Adviser	$ -	$ -

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Charles I. Leone, Roger Conrad, and James E. Hillman.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

2

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) “Filed herewith”

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(1)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Miller/Howard Funds Trust

By (Signature and Title)	/s/ Lowell G. Miller
Lowell G. Miller, President

Date	1/6/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Lowell G. Miller
Lowell G. Miller, President

Date	1/6/2020

By (Signature and Title)	/s/ Brian Helhoski
Brian Helhoski, Chief Financial Officer

Date	1/6/2020

_

4